Bramshill Multi-Strategy Income Fund

Class A Shares (BRLAX)

Class C Shares (BRLCX)

Institutional Class Shares (BRLMX)

A series of Investment Managers Series Trust

Supplement dated March 19, 2026, to the

Prospectus and Statement of Additional Information (“SAI”)

dated April 30, 2025.

Effective March 19, 2026 (the “Effective Date”), Liberty Street Advisors, Inc. (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses, excluding certain expenses as described below, of the Bramshill Multi-Strategy Income Fund (the “Fund”) from 1.60%, 2.35%, and 1.35% of the average daily net assets of the Fund’s Class A Shares, Class C Shares, and Institutional Class Shares, respectively, to 1.43%, 2.18%, and 1.18% of the average daily net assets of the Fund’s Class A Shares, Class C Shares and Institutional Class Shares, respectively. Accordingly, as of the Effective Date, the following revisions are made to the Prospectus and SAI:

The “Fees and Expenses of the Fund” section beginning on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A Shares of the Fund in a single transaction. More information about these fees and other discounts is available from your financial professional and in the section titled “Choosing a Share Class” on page 38 of the Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries and Conversion Policies” of the Prospectus.

	Class A Shares	Class C Shares	Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25%(1)	None	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%(2)	1.00%(2)	None
Wire fee	$20	$20	$20
Overnight check delivery fee	$25	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15	$15

Annual Fund Operating Expenses (3) (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.95%		0.95%		0.95%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses(4)		0.32%		0.32%		0.32%
Shareholder service fee	0.05%		0.05%		0.05%
Dividends and interest expense on short sales	0.01%		0.01%		0.01%
All other expenses	0.26%		0.26%		0.26%
Acquired fund fees and expenses		0.01%		0.01%		0.01%
Total annual fund operating expenses(5)		1.53%		2.28%		1.28%
Fees waived and/or expenses reimbursed(6)		(0.08)%		(0.08)%		(0.08)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses (5), (6)		1.45%		2.20%		1.20%

1	No initial sales charge is applied to purchases of $1 million or more.
2	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $1 million or more that are redeemed in whole or in part within 12 months of the date of purchase. A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of the date of purchase.
3	The expense information in the table has been restated to reflect the current management fee and expense caps.

4	“Other expenses” have been restated to reflect estimated amounts for the current fiscal year.
5	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
6	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.43%, 2.18% and 1.18% of the average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares, respectively. This agreement is in effect through April 30, 2027, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$566	$880	$1,217	$2,165
Class C Shares	$326	$705	$1,213	$2,609
Institutional Class Shares	$122	$398	$695	$1,538

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$223	$705	$1,213	$2,609

The second paragraph under the “Fund Expenses” heading beginning on page 22 of the Prospectus and the third paragraph under the “Fund Expenses” heading beginning on page B-43 of the SAI is deleted in its entirety and replaced with the following:

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.43%, 2.18%, and 1.18% of the average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares, respectively. This agreement is in effect through April 30, 2027, and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to March 19, 2026, the Advisor contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding the same expenses described above) did not exceed 1.60%, 2.35%, and 1.35% of the average daily net assets of the Class A Shares, Class C Shares and Institutional Class Shares, respectively.

All additional references in the Prospectus and SAI to the expense limitation arrangement with respect to the Fund are revised as indicated above.

Please file this Supplement with your records.